UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Intellia Therapeutics, Inc. (the “Company”) previously entered into an Open Market Sale Agreement, dated March 4, 2022, and amended on February 23, 2024 (as amended, the “Sales Agreement”) with Jefferies LLC (“Jefferies”) with respect to an at-the-market offering program under which the Company may offer and sell, from time to time at its sole discretion, shares of its common stock, par value $0.0001 per share (the “Common Stock”), having an aggregate offering price of up to $750,000,000, through Jefferies as its sales agent. Pursuant to the Sales Agreement, the sale and issuance of the shares under the Sales Agreement were originally made pursuant to a registration statement on Form S-3ASR (File No. 333-251022) filed on November 30, 2020 (the “Prior Prospectus”) and subsequently pursuant to an effective registration statement on Form S-3ASR (File No. 333-275740) filed on November 24, 2023 (the “Existing Registration Statement”) and a prospectus supplement filed on February 23, 2024 (together with the Existing Registration Statement, the “Existing Prospectus”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

On March 2, 2026, the Company entered into an amendment to the Sales Agreement to increase the size of the at-the-market offering program from $750,000,000 to $1,035,316,650. As of the date of this Current Report on Form 8-K, we have sold approximately $635,316,650 of shares of Common Stock under the Sales Agreement pursuant to the Prior Prospectus and the Existing Prospectus, including any supplements thereto that we have filed from time to time. On March 2, 2026, we will file a prospectus supplement (the “New Prospectus”) to our Existing Prospectus, which will update the Existing Prospectus. The New Prospectus covers the offer and sale of up to $400,000,000 of shares of Common Stock (the “Additional Shares”) from time to time through Jefferies, acting as our sales agent, which is inclusive of the approximately $114,683,350 of shares of Common Stock that are not yet sold pursuant to the Existing Prospectus.

Upon delivery of a placement notice and subject to the terms and conditions of the amended Sales Agreement, sales of the shares of Common Stock under the Sales Agreement may be made by any method that is deemed an “at-the-market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the Securities Act). We are not obligated to make any sales of shares of Common Stock under the amended Sales Agreement.

Under the amended Sales Agreement, we or Jefferies may suspend the offering of shares being made through Jefferies, upon proper written notice to the other party. Jefferies will act as sales agent on a best efforts basis and has agreed to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq Global Market to sell shares of Common Stock up to the number or amount specified in, and otherwise in accordance with the terms of, a placement notice delivered pursuant to the amended Sales Agreement.

We will continue to pay Jefferies compensation for its services in cash up to 3.0% of the gross proceeds from the sale of shares of Common Stock pursuant to the terms of the amended Sales Agreement. We also agreed to provide indemnification and contribution to Jefferies with respect to certain liabilities.

Jefferies and/or its affiliates have provided, and may in the future provide various investment banking, commercial banking and other financial services to us and/or our affiliates, for which services they may in the future receive customary fees. To the extent required by Regulation M of the Securities Exchange Act of 1934, as amended, Jefferies will not engage in any market making activities involving our common stock while the offering is ongoing under the prospectus and prospectus supplement.

The foregoing description of the material terms of the Sales Agreement, as amended, is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which was filed as Exhibit 99.1 to the Current Report on Form 8-K filed on March 4, 2022, which is incorporated herein by reference, the amendment to the Sales Agreement, a copy of which was filed as Exhibit 99.1 to the Current Report on Form 8-K filed on February 23, 2024, which is incorporated herein by reference, and the amendment to the Sales Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Goodwin Procter LLP, our counsel, has issued a legal opinion relating to the Additional Shares being offered pursuant to the New Prospectus. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 to this Current Report on Form 8-K. This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of such state or jurisdiction.

Item 7.01 Regulation FD Disclosure.

On March 2, 2026, Intellia issued a press release titled “Intellia Therapeutics Announces FDA Lift of Clinical Hold on MAGNITUDE Phase 3 Clinical Trial in ATTR-CM.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On March 2, 2026, Intellia announced that the U.S. Food and Drug Administration (“FDA”) has removed the clinical hold on the investigational new drug application (“IND”) for the MAGNITUDE Phase 3 clinical trial of nexiguran ziclumeran (“nex-z”) for patients with transthyretin (“ATTR”) amyloidosis with cardiomyopathy (“ATTR-CM”). On October 29, 2025, the FDA imposed a clinical hold on the INDs for the MAGNITUDE Phase 3 trial and the MAGNITUDE-2 Phase 3 clinical trial of nex-z for patients with hereditary ATTR amyloidosis with polyneuropathy (“ATTRv-PN”) following the observation of Grade 4 liver transaminases and increased total bilirubin in a patient who was dosed with nex-z in MAGNITUDE that met the trial’s protocol-defined pausing criteria. The Company has aligned with the FDA on mitigation measures for MAGNITUDE and MAGNITUDE-2 that include enhanced monitoring of liver laboratory tests, guidance for short-term steroid treatment if elevated liver transaminases are observed in the initial period following dosing and the exclusion of patients with certain liver abnormalities. For MAGNITUDE, additional exclusion criteria are being incorporated for patients with a recent history of cardiovascular instability and those with ejection fraction <25% at the time of screening. Intellia is engaged with clinical trial investigators, ethics committees, international regulatory authorities and other stakeholders to resume enrollment activities in MAGNITUDE and MAGNITUDE-2.

Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding: the safety, tolerability, efficacy, success and advancement of its clinical programs for nex-z for ATTR amyloidosis, including its MAGNITUDE Phase 3 study of nex-z for the treatment of ATTR-CM and its MAGNITUDE-2 Phase 3 study of nex-z for the treatment of ATTRv-PN; and its ability to engage with clinical trial investigators, ethics committees, international regulatory authorities and other stakeholders to resume enrollment activities in MAGNITUDE and MAGNITUDE-2.

Any forward-looking statements in this current report on Form 8-K are based on management’s current expectations and beliefs regarding future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, including nex-z; uncertainties related to the authorization, initiation and conduct of studies and other development requirements for Intellia’s product candidates, including uncertainties related to regulatory approvals to conduct clinical trials; the risk that any one or more of Intellia’s product candidates, including nex-z, will not be successfully developed and commercialized; risks related to Intellia’s ability to protect and maintain its intellectual property position; risks related to valid third party intellectual property; risks related to Intellia’s relationship with third parties, including its licensors and licensees; risks related to the ability of its licensors to protect and maintain their intellectual property position; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies for the same product candidate or Intellia’s other product candidates; and risks related to Intellia’s reliance on collaborations, including that its collaboration with Regeneron Pharmaceuticals, Inc. will not continue or will not be successful. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the Securities and Exchange Commission. All information in this current report on Form 8-K is as of the date of the report, and Intellia undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Goodwin Procter LLP

99.1	Amendment No. 2 to the Open Market Sale AgreementSM, dated as of March 2, 2026, by and between Intellia Therapeutics, Inc. and Jefferies LLC

99.2	Press Release dated March 2, 2026, titled “Intellia Therapeutics Announces FDA Lift of Clinical Hold on MAGNITUDE Phase 3 Clinical Trial in ATTR-CM”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: March 2, 2026	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President